UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2012

ENTEROLOGICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-54347	80-0504940
(Commission File Number)	(IRS Employer Identification No.)

1264 University Avenue West, Suite 404
St. Paul, Minnesota 55104
(Address of Principal Executive Offices, Zip Code)

(516) 303-8181
(Registrant's Telephone Number, Including Area Code)

__________________________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed by Enterologics, Inc. (the Company”) with the Securities and Exchange Commission (“SEC”) to amend Item 4.01 of its Current Report on Form 8-K filed with the SEC on March 19, 2012 (the “Original Form 8-K”) to revise its disclosure concerning the dismissal of its former principal independent accountants, Webb & Company, P.A. (“Webb”), in response to certain comments received from the SEC. Namely, clause (b) of the second paragraph in Item 4.01 below has been revised to disclose that none of Webb’s reports were qualified or modified as to uncertainty, audit scope or accounting principles; and to clarify to state that no disagreements existed with Webb through the date of dismissal; and the last sentence of the second paragraph has been revised to reference Item 304(a)(1)(v) of Regulation S-K.  In addition, a new letter from Webb is attached hereto as Exhibit 16.1 in connection with its review of this Form 8-K/A. Except for the changes described herein, no other amendments to the Original Form 8-K are made by this Form 8-K/A.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 19, 2012, the Company changed its principal independent accountants. On such date, the Company dismissed Webb from serving as its principal independent accountants. On March 19, 2012, the Company retained Lake & Associates, CPA’s (“Lake”) as its principal independent accountants. The decision to change accountants was approved by the Company’s board of directors.

Webb was the independent registered public accounting firm for the Company from September 2, 2009 (inception) until March 19, 2012. None of Webb’s reports on the Company’s financial statements from September 2, 2009 (inception) until March 19, 2012, (a) contained an adverse opinion or disclaimer of opinion, or (b) was qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the fiscal years ended December 31, 2009, 2010 and 2011 and through March 19, 2012, no disagreements exist with Webb on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Webb, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred during the period in which Webb served as the Company’s independent registered public accounting firm.

However, the reports of Webb, dated February 2, 2010 and March 21, 2011, on the Company’s financial statements as of and for the period September 2, 2009 (Inception) to December 31, 2009 and the year ended December 2010 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern.

The Company has provided Webb with a copy of this disclosure and has requested that Webb furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Webb addressed to the Securities and Exchange Commission dated March  23, 2012 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter, dated March 23, 2012, from Webb & Company, P.A. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROLOGICS, INC.

Date: March 23, 2012	By:	/s/ Robert Hoerr
Name: Robert Hoerr
Title: President